                                                                      Exhibit 21
                     EQUITY RESIDENTIAL PROPERTIES TRUST
                                 SUBSIDIARIES

         1  ERP OPERATING LIMITED PARTNERSHIP
         2 EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP 3 MERRY LAND DOWNREIT I LP
         4  EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
         5  EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P.
         6 EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II 7 EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P. II 8 EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP III 9 EVANS WITHYCOMBE MANAGEMENT INC.
        10  WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
        11  ARTERY NORTHAMPTON LIMITED PARTNERSHIP
        12  BUENA VISTA PLACE ASSOCIATES
        13  Capital Realty Investors Tax Exempt Fund, L.P.
        14  CAPREIT Arbor Glen L.P.
        15  CAPREIT ATRIUM, L.P.
        16  CAPREIT BOTANY ARMS, L.P.
        17  CAPREIT BRECKENRIDGE
        18  CAPREIT BURWICK FARMS, L.P.
        19  CAPREIT Cedars L.P.
        20  CAPREIT CHIMNEYS, L.P.
        21  CAPREIT CLARION, L.P.
        22  CAPREIT CONCORDE BRIDGE, L.P.
        23  CAPREIT CREEKWOOD, L.P.
        24  CAPREIT EASTLAND ON THE LAKE, L.P.
        25  CAPREIT Farmington Gates L.P.
        26  CAPREIT GARDEN LAKE, L.P.
        27  CAPREIT GLENEAGLE, L.P.
        28  CAPREIT GREYEAGLE, L.P.
        29  CAPREIT HAMPTON ARMS, L.P.
        30  CAPREIT HIDDEN OAKS, L.P.
        31  CAPREIT HIGHLAND GROVE, L.P.
        32  CAPREIT MARINER'S WHARF, L.P.
        33  CAPREIT NORTHLAKE, L.P.
        34  CAPREIT Ridgeway Commons L.P.
        35  CAPREIT River Oak L.P.
        36  CAPREIT SILVER SPRINGS, L.P.
        37  CAPREIT SYCAMORE RIDGE, L.P.
        38  CAPREIT TARMARIND AT STONEBRIDGE, L.P.
        39  CAPREIT TIVOLI LAKES CLUB, L.P.
        40  CAPREIT Westwood Pines L.P.
        41  CAPREIT Woodcrest Villa L.P.
        42  CAPREIT WOODLAND MEADOWS, L.P.
        43  CARROLLWOOD LP
        44  CEDAR CREST GENERAL PARTNERSHIP
        45  COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
        46  COUNTRY RIDGE GENERAL PARTNERSHIP
        47  CRICO of Trailway Pond II, L.P.
        48  CRICO of White Bear Woods I, L.P.
        49  CRICO of Ethan's I, L.P.
        50  CRICO of Ethan's II, L.P.
        51  CRICO of Fountain Place, L.P.
        52  CRICO of James Street Crossing, L.P.
        53  CRICO of Ocean Walk, L.P.
        54  CRICO of Regency Woods, L.P.
        55  CRICO of Trailway Pond I, L.P.
        56  CRICO of Valley Creek I, L.P.
        57  CRICO of Valley Creek II, L.P.
        58  CRICO of Woodlane Place, L.P.
        59  CRICO Royal Oaks, L.P.
        60  E-G-ONE ASSOCIATES
        61  E-G-TWO ASSOCIATES
        62  E-LODGE ASSOCIATES LIMITED PARTNERSHIP
        63  EQR-ARBORS FINANCING LIMITED PARTNERSHIP
        64  EQR-IRONWOOD, L.L.C.

                     EQUITY RESIDENTIAL PROPERTIES TRUST
                                 SUBSIDIARIES

        65  EQR-WYNDRIDGE II, LLC
        66  EQR-740 RIVER DRIVE, LLC
        67  EQR-ALDERWOOD LP
        68  EQR-ARBORETUM, LLC
        69  EQR-ARIZONA, L.L.C.
        70  EQR-ARTBHOLDER, L.L.C.
        71  EQR-ARTCAPLOAN, L.L.C.
        72  EQR-BELLEVUE MEADOW GP LP
        73  EQR-BELLEVUE MEADOW LP
        74  EQR-BOND PARTNERSHIP
        75  EQR-BRAMBLEWOOD GP LP
        76  EQR-BRAMBLEWOOD LP
        77  EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
        78  EQR-BRIARWOOD GP LP
        79  EQR-BRIARWOOD LP
        80  EQR-BROADWAY LP
        81  EQR-BROOKSIDE, LLC
        82  EQR-BS FINANCING LIMITED PARTNERSHIP
        83  EQR-CALIFORNIA, L.L.C
        84  EQR-CAMELLERO FINANCING LIMITED PARTNERSHIP
        85  EQR-CANTER CHASE GENERAL PARTNERSHIP
        86  EQR-CEDAR POINTE GP LP
        87  EQR-CEDAR POINTE LP
        88  EQR-CEDAR RIDGE GP, LLC
        89  EQR-CEDAR RIDGE LP
        90  EQR-CHARDONNAY PARK, L.L.C.
        91  EQR-CHELSEA SQUARE GP LP
        92  EQR-CHELSEA SQUARE LP
        93  EQR-COACHMAN TRIALS, LLC
        94  EQR-CONNOR, LLC
        95 EQR-CONTINENTAL VILLAS FINANCING LIMITED PARTNERSHIP 96 EQR-CREEKSIDE GP LP
        97  EQR-CREEKSIDE LP
        98  EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
        99  EQR-DARTMOUTH WOODS GENERAL PARTNERSHIP
       100  EQR-DORAL FINANCING LIMITED PARTNERSHIP
       101  EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
       102  EQR-EOI FINANCING LIMITED PARTNERSHIP
       103  EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
       104  EQR-FAIRFIELD, LLC
       105  EQR-FERNBROOK, LLC
       106  EQR-FIELDERS CROSSING GP, LLC
       107  EQR-FIELDERS CROSSING LP
       108  EQR-FIRESIDE, LLC
       109  EQR-FLATLANDS, LLC
       110 EQR-GOVERNOR'S PLACE FINANCING LIMITED PARTNERSHIP 111 EQR-GRANDVIEW I GP LP
       112  EQR-GRANDVIEW I LP
       113  EQR-GRANDVIEW II GP LP
       114  EQR-GRANDVIEW II LP
       115  EQR-GREENHAVEN GP LP
       116  EQR-GREENHAVEN LP
       117  EQR-HIGHLINE OAKS, L.L.C.
       118  EQR-IRONWOOD, LLC
       119  EQR-KEYSTONE FINANCING GENERAL PARTNERSHIP
       120  EQR-LAKESHORE AT PRESTON LP
       121  EQR-LAKEVILLE RESORT GENERAL PARTNERSHIP
       122  EQR-LAKEWOOD GREENS GP, LLC
       123  EQR-LAKEWOOD GREENS LP
       124  EQR-LEXINGTON FARM, LLC
       125 EQR-LINCOLN GREEN I AND II GP LIMITED PARTNERSHIP 126 EQR-LINCOLN VILLAGE (CA) I LP
       127  EQR-LINCOLN VILLAGE (CA) II LP
       128  EQR-LODGE (OK) GP LIMITED PARTNERSHIP
       129  EQR-MARKS A, L.L.C.

                     EQUITY RESIDENTIAL PROPERTIES TRUST
                                 SUBSIDIARIES

       130  EQR-MARKS B, LLC
       131  EQR-MARTINS LANDING, LLC
       132  EQR-MET CA FINANCING LIMITED PARTNERSHIP
       133  EQR-MET FINANCING LIMITED PARTNERSHIP
       134  EQR-MILL POND, LLC
       135  EQR-MISSOURI, L.L.C.
       136  EQR-MOUNTAIN SHADOWS GP LP
       137  EQR-MOUNTAIN SHADOWS LP
       138  EQR-MUIRFIELD, LLC
       139  EQR-NORTH CREEK, LLC
       140  EQR-NORTH HILL, L.L.C.
       141  EQR-OLDE REDMOND GP LP
       142  EQR-OLDE REDMOND LP
       143  EQR-OLDE REDMOND LP LP
       144  EQR-OREGON, L.L.C.
       145  EQR-OVERLOOK MANOR II, LLC
       146  EQR-PARK PLACE I GENERAL PARTNERSHIP
       147  EQR-PARK PLACE II GENERAL PARTNERSHIP
       148  EQR-PARKCREST, LLC
       149  EQR-PARKSIDE LP
       150  EQR-PINE MEADOWS GARDEN GENERAL PARTNERSHIP
       151  EQR-PLANTATION FINANCING LIMITED PARTNERSHIP
       152  EQR-PLANTATION, L.L.C.
       153  EQR-PLEASANT RIDGE LP
       154  EQR-PORTLAND CENTER, LLC
       155  EQR-PRESTON BEND, G.P.
       156  EQR-RESERVE SQUARE LIMITED PARTNERSHIP
       157  EQR-RIDGEMONT/MOUNTAIN BROOK, L.L.C.
       158  EQR-RIVER PARK LP
       159  EQR-SANDSTONE LP
       160  EQR-SMOKETREE, LLC
       161  EQR-SONTERRA AT FOOTHILLS RANCH LP
       162  EQR-SOUTHWOOD GP LP
       163  EQR-SOUTHWOOD LP
       164  EQR-SOUTHWOOD LP I LP
       165  EQR-SOUTHWOOD LP II LP
       166  EQR-SPINNAKER COVE, L.L.C.
       167  EQR-SUMMER CREEK, LLC
       168  EQR-SUMMERWOOD LP
       169  EQR-SURREY DOWNS GP LP
       170  EQR-SURREY DOWNS LP
       171  EQR-SURREY DOWNS LP LP
       172  EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
       173  EQR-TANASBOURNE TERRACE FINANCING LIMITED PARTNERSHIP
       174  EQR-THE LAKES AT VININGS, LLC
       175  EQR-TIMBERWOOD GP LP
       176  EQR-TIMBERWOOD LP
       177  EQR-TOWNHOMES OF MEADOWBROOK, LLC
       178  EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
       179  EQR-VALLEY PARK SOUTH FINANCING LIMITED PARTNERSHIP
       180  EQR-VILLA SERENAS GENERAL PARTNERSHIP
       181  EQR-VILLAGE OAKS GENERAL PARTNERSHIP
       182  EQR-VILLAS OF JOSEY RANCH GP, LLC
       183  EQR-VILLAS OF JOSEY RANCH LP
       184  EQR-VININGS AT ASHLEY LAKE, L.L.C.
       185  EQR-VIRGINIA, L.L.C.
       186  EQR-WARWICK, L.L.C.
       187  EQR-WASHINGTON, L.L.C.
       188  EQR-WATERFALL, L.L.C.
       189  EQR-WATSON G.P.
       190  EQR-WELLINGTON, L.L.C.
       191  EQR-WEST COAST PORTFOLIO GP, LLC
       192  EQR-WIMBLEDON OAKS LP
       193  EQR-WOODLAKE GP LP
       194  EQR-WOODLAKE LP

                     EQUITY RESIDENTIAL PROPERTIES TRUST
                                 SUBSIDIARIES

       195  EQR-WOODLEAF GP LP
       196  EQR-WOODLEAF LP
       197  EQR-WOODRIDGE I LP
       198  EQR-WOODRIDGE II LP
       199  EQR-WOODRIDGE III LP
       200  EQR-WOODRIDGE, LLC
       201  EQR-WYNDRIDGE III, L.L.C.
       202  EQR-YORKTOWNE FINANCING LIMITED PARTNERSHIP
       203  EQUITY-GREEN I VENTURE LIMITED PARTNERSHIP
       204  EQUITY-GREEN II VENTURE LIMITED PARTNERSHIP
       205  EQUITY-LODGE VENTURE LTD.
       206  ERP-SOUTHEAST PROPERTIES, LLC
       207  EVANS WITHYCOMBE FINANCE, L.P.
       208  EW CHANDLER, L.P.
       209  FOREST PLACE ASSOCIATES
       210  FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
       211  FPAII, L.P.
       212  Geary Courtyard Associates
       213  GEORGIAN WOODS ANNEX ASSOCIATES
       214  GLENLAKE CLUB L.P.
       215  GREENWICH WOODS LIMITED PARTNERSHIP
       216  HAMMOCKS AT LONG POINT, LLC
       217  HORIZON PLACE ASSOCIATES
       218  HUNTERS'S GLEN GENERAL PARTNERSHIP
       219  HUNTINGTON, LLC
       220  LANDON LEGACY PARTNERS LIMITED
       221  LANDON PRAIRIE CREEK PARTNERS LIMITED
       222  LENOX PLACE LP
       223  MAGNOLIA VILLA, LLC
       224  MCCASLIN HIDDEN LAKES, LTD.
       225  MCCASLIN RIVERHILL, LTD.
       226  MCKINLEY HILLS PARTNERS-85,
       227  MERRY LAND, LLC
       228  ML NORTH CAROLINA APARTMENTS LP
       229  ML TENNESSEE APARTMENTS LP
       230  ML TEXAS APARTMENTS LP
       231  NORTHRIDGE LAKES LP
       232  NRL ASSOCIATES LP
       233  OAKS AT BAYMEADOWS ASSOCIATES
       234  OAKS AT REGENCY ASSOCIATES
       235  ROLIDO PARQUE GP
       236  ROSEHILL POINTE GENERAL PARTNERSHIP
       237  SARASOTA BENEVA PLACE ASSOICATES, LTD.
       238  SEAGULL DRIVE JOINT VENTURE
       239  SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
       240  SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
       241  SONGBIRD GENERAL PARTNERSHIP
       242  SUMMIT PLACE, LLC
       243  SUNNY OAK VILLAGE GENERAL PARTNERSHIP
       244  THE CROSSINGS ASSOCIATES
       245  THE GATES OF REDMOND, L.L.C.
       246  THE WIMBERLY APARTMENT HOMES, LTD.
       247  THIRD TOWNE CENTRE LIMITED PARTNERSHIP
       248  TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
       249  VININGS CLUB AT METROWEST LP
       250  WINDSOR PLACE, LLC
       251  WOOD FOREST ASSOCIATES
       252  WOODCREST (AUGUSTA), LLC